UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20552

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2009

WSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	26-1219088
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 352-3120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Financial Information

On July 24, 2009, WSB Holdings, Inc., the parent company of Washington Savings Bank, F.S.B. (the “Bank”), issued a press release announcing results of operations for the Bank for the second quarter ending June 30, 2009, and that a two-cent per share cash dividend will be paid on August 13, 2009 to stockholders of record as of August 3, 2009.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated July 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSB Holdings, Inc.
(Registrant)

/s/Carol A. Ramey
Carol A. Ramey
CFO

Date: July 27, 2009

Exhibit Index

Press Release dated July 24, 2009